UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21780

MFS SERIES TRUST XII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013*

*	This Form N-CSR pertains to the following series of the Registrant, MFS Equity Opportunities Fund. The remaining series of the Registrant have fiscal year ends of April 30.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2013

MFS® EQUITY OPPORTUNITIES FUND

MSR-ANN

MFS® EQUITY OPPORTUNITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again despite risks created by the U.S. government’s gridlock. The eurozone has emerged from its 18-month-long recession.

However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s economic gauges are improving and point toward expansion. And Japan’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery now appears to be related to the U.S. government’s impasse. While the tensions surrounding the 16-day government shutdown and potential U.S. debt default have dissipated, another round of potential gridlock lies ahead early in 2014, with the next U.S. budget and debt ceiling deadlines.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
FleetCor Technologies, Inc.	4.1%
Discover Financial Services	3.3%
Copa Holdings S.A., “A”	3.1%
Swift Transportation Co.	3.0%
Hanesbrands, Inc.	3.0%
Grand Canyon Education, Inc.	2.9%
Kroger Co.	2.8%
Packaging Corp. of America	2.6%
Time Warner Cable, Inc.	2.6%
East West Bancorp, Inc.	2.5%

Equity sectors
Financial Services	22.1%
Health Care	13.8%
Utilities & Communications	9.5%
Special Products & Services	9.3%
Transportation	7.9%
Retailing	7.9%
Energy	7.5%
Technology	6.3%
Leisure	4.9%
Autos & Housing	4.2%
Basic Materials	2.6%
Consumer Staples	2.1%

Percentages are based on net assets as of 10/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2013, Class A shares of the MFS Equity Opportunities Fund (“fund”) provided a total return of 36.11%, at net asset value. This compares with a return of 28.40% for the fund’s benchmark, the Russell 1000 Index.

Market Environment

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the special products & services sector was a positive factor for performance relative to the Russell 1000 Index. Within this sector, an overweight position in payment solutions provider FleetCor Technologies and the fund’s holdings of education service provider Grand Canyon Education (b) boosted relative results as both stocks turned in strong performance over the period. FleetCor Technologies traded higher during the period, led by sales and earnings growth which exceeded 20% for the sixth consecutive quarter. The growth was partly attributed to successful acquisitions, including New Zealand based CardLink, and strong partnerships with firms such as Shell’s Global Commercial Fleet business.

Security selection and an overweight position in the autos & housing sector also aided relative performance. Here, an overweight position in vehicle component manufacturer Delphi Automotive (h) (United Kingdom) benefited relative returns. Towards the middle

Management Review – continued

of the period, Delphi Automotive reported a solid margin beat that was attributed to lower selling, general and administrative expenses and strong growth in the Asian and South American markets. Additionally, the company participated in a stock repurchase program which further supported the stock.

The combination of positive stock selection and an overweight position in the retailing sector contributed to relative performance. Overweight positions in apparel manufacturer Hanesbrands and grocery chain Kroger Co. boosted relative results as both stocks outperformed the index over the period.

Security selection within the basic materials sector benefited relative returns, led by an overweight position in packaging product provider Packaging Corp. of America.

Strong stock selection within the financials sector also aided relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors for the period.

Within the health care sector, security selection was another positive factor for relative performance. An overweight position early in the period in hospital operator HCA (h) boosted relative performance.

Elsewhere, an overweight position in airline services provider Copa Holdings (Panama) and the fund’s holdings of transportation services company Swift Transportation (b) supported relative performance. In addition, an avoidance of integrated oil and gas company Exxon Mobil benefited relative performance as the stock lagged the index over the period.

Detractors from Performance

Stock selection in the energy sector hindered relative performance. Within this sector, the fund’s timing of ownership in shares of petroleum refining and transportation company Marathon Petroleum and independent oil refiner Valero Energy weakened relative performance. In addition, holdings of oil company Energy XXI (Bermuda) (b)(h) held back relative results.

Security selection and, to a lesser extent, an underweight position in the industrial goods & services sector weakened relative performance. However, there were no stocks within this sector that were among the fund’s top relative detractors.

Stocks in other sectors that held back relative results included the fund’s holdings of air cargo and aircraft operation solutions provider Atlas Air Worldwide Holdings (b), an overweight position in television and internet provider Frontier Communications, holdings of sports apparel retailer Zumiez (b)(h) and an overweight allocation early in the period to infrastructure management software developer Solarwinds (h). Early in the period, Frontier Communications reported lower-than-expected earnings due to a decline in voice revenues which appeared to have driven the stock lower. Additionally, the fund’s timing of ownership in shares of personal care product provider Nu Skin Enterprises (h) and network security software company Symantec weakened relative results.

Respectfully,

Matthew Krummel

Portfolio Manager

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/30/00	36.11%	16.36%	8.98%	N/A
B	1/03/07	35.11%	15.49%	N/A	5.76%
C	3/01/04	35.07%	15.50%	N/A	7.42%
I	2/28/11	36.40%	N/A	N/A	15.88%
R1	5/01/08	35.04%	15.50%	N/A	5.81%
R2	5/01/08	35.75%	16.08%	N/A	6.33%
R3	5/01/08	36.09%	16.36%	N/A	6.61%
R4	5/01/08	36.45%	16.66%	N/A	6.88%
R5	3/03/08	36.60%	16.62%	N/A	7.31%
Comparative benchmark
Russell 1000 Index (f)		28.40%	15.84%	7.83%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		28.28%	14.99%	8.33%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		31.11%	15.27%	N/A	5.76%
C With CDSC (1% for 12 months) (v)		34.07%	15.50%	N/A	7.42%

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell 1000 Index – constructed to provide a comprehensive barometer for the large-cap segment of the U.S. equity universe based on total market capitalization, which represents approximately 92% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information in the chart and tables for periods prior to January 3, 2007, reflect performance information of the Penn Street Advisors Sector Rotational Portfolio, the fund’s predecessor (the “Predecessor Fund”). On January 3, 2007, the fund acquired all of the assets of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A and Class C shares of the fund. The dates in the table are the inception dates for the predecessor fund’s Class A and C shares.

Prior to February 1, 2010, Valley Forge Capital Advisors, Inc. (“Valley Forge”) served as the sub-adviser for the fund. Effective February 1, 2010, Valley Forge no longer served as the sub-adviser of the fund and MFS assumed responsibility for the day-to-day management of the funds portfolio in its capacity as the fund’s investment adviser.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2013 through October 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/13	Ending Account Value 10/31/13	Expenses Paid During Period (p) 5/01/13-10/31/13
A	Actual	1.24%	$1,000.00	$1,167.28	$6.77
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
B	Actual	2.00%	$1,000.00	$1,162.75	$10.90
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
C	Actual	2.00%	$1,000.00	$1,162.59	$10.90
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
I	Actual	1.00%	$1,000.00	$1,168.34	$5.47
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R1	Actual	2.00%	$1,000.00	$1,162.66	$10.90
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
R2	Actual	1.50%	$1,000.00	$1,165.42	$8.19
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R3	Actual	1.25%	$1,000.00	$1,167.13	$6.83
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R4	Actual	1.00%	$1,000.00	$1,168.80	$5.47
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R5	Actual	0.92%	$1,000.00	$1,168.91	$5.03
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

10/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)
Airlines - 3.1%
Copa Holdings S.A., “A”	59,375	$8,878,938

Apparel Manufacturers - 3.0%
Hanesbrands, Inc.	124,270	$8,465,268

Automotive - 4.2%
General Motors Co. (a)	139,690	$5,161,546
TRW Automotive Holdings Corp. (a)	89,770	6,742,625

		$11,904,171
Biotechnology - 2.4%
Celgene Corp. (a)	45,383	$6,738,922

Business Services - 6.3%
Advent Software, Inc.	192,110	$6,445,291
FleetCor Technologies, Inc. (a)	100,680	11,613,438

		$18,058,729
Cable TV - 2.6%
Time Warner Cable, Inc.	61,460	$7,384,419

Computer Software - 4.2%
Aspen Technology, Inc. (a)	180,900	$6,915,807
Symantec Corp.	217,947	4,956,115

		$11,871,922
Computer Software - Systems - 2.1%
Hewlett-Packard Co.	248,100	$6,046,197

Consumer Services - 2.9%
Grand Canyon Education, Inc. (a)	177,890	$8,408,860

Containers - 2.6%
Packaging Corp. of America	121,640	$7,575,739

Energy - Independent - 5.4%
Anadarko Petroleum Corp.	66,220	$6,310,104
Marathon Petroleum Corp.	59,610	4,271,653
Valero Energy Corp.	116,440	4,793,835

		$15,375,592

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - 2.1%
Hess Corp.	75,620	$6,140,344

Entertainment - 2.3%
Cinemark Holdings, Inc.	204,150	$6,698,162

Food & Drug Stores - 2.8%
Kroger Co.	185,030	$7,926,685

Health Maintenance Organizations - 2.1%
Aetna, Inc.	94,480	$5,923,896

Insurance - 8.1%
American International Group, Inc.	126,440	$6,530,626
Everest Re Group Ltd.	44,422	6,829,438
MetLife, Inc.	96,850	4,581,974
Validus Holdings Ltd.	128,420	5,070,022

		$23,012,060
Major Banks - 3.9%
JPMorgan Chase & Co.	97,980	$5,049,889
Wells Fargo & Co.	142,240	6,072,226

		$11,122,115
Medical & Health Technology & Services - 2.5%
AmerisourceBergen Corp.	109,120	$7,128,810

Medical Equipment - 2.3%
Abbott Laboratories	182,110	$6,656,121

Natural Gas - Distribution - 2.2%
Atmos Energy Corp.	141,080	$6,245,612

Other Banks & Diversified Financials - 10.2%
Citigroup, Inc.	121,340	$5,918,965
Discover Financial Services	181,710	9,427,115
East West Bancorp, Inc.	214,290	7,219,430
Fifth Third Bancorp	347,320	6,609,500

		$29,175,010
Pharmaceuticals - 4.5%
Endo Health Solutions, Inc. (a)	143,060	$6,256,014
Pfizer, Inc.	217,030	6,658,480

		$12,914,494

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 2.1%
Children’s Place Retail Stores, Inc. (a)	112,050	$6,116,810

Telephone Services - 1.7%
Frontier Communications Corp.	1,116,130	$4,922,133

Tobacco - 2.1%
Lorillard, Inc.	115,670	$5,900,327

Trucking - 4.8%
Atlas Air Worldwide Holdings, Inc. (a)	137,950	$5,108,289
Swift Transportation Co. (a)	396,312	8,635,638

		$13,743,927
Utilities - Electric Power - 5.6%
AES Corp.	347,670	$4,898,670
Edison International	106,340	5,213,850
PPL Corp.	196,930	6,031,966

		$16,144,486
Total Common Stocks (Identified Cost, $240,224,928)		$280,479,749

Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	6,924,094	$6,924,094
Total Investments (Identified Cost, $247,149,022)		$287,403,843

Other Assets, Less Liabilities - (0.5)%		(1,602,475)
Net Assets - 100.0%		$285,801,368

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $240,224,928)	$280,479,749
Underlying affiliated funds, at cost and value	6,924,094
Total investments, at value (identified cost, $247,149,022)	$287,403,843
Receivables for
Investments sold	1,120,269
Fund shares sold	5,079,829
Interest and dividends	72,218
Other assets	2
Total assets	$293,676,161
Liabilities
Payables for
Investments purchased	$7,086,010
Fund shares reacquired	606,150
Payable to affiliates
Investment adviser	13,538
Shareholder servicing costs	95,462
Distribution and service fees	6,113
Payable for independent Trustees’ compensation	19
Accrued expenses and other liabilities	67,501
Total liabilities	$7,874,793
Net assets	$285,801,368
Net assets consist of
Paid-in capital	$324,026,919
Unrealized appreciation (depreciation) on investments	40,254,821
Accumulated net realized gain (loss) on investments	(79,241,540)
Undistributed net investment income	761,168
Net assets	$285,801,368
Shares of beneficial interest outstanding	11,261,391

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$155,570,583	6,092,380	$25.54
Class B	12,876,045	520,945	24.72
Class C	49,275,924	1,991,802	24.74
Class I	56,116,639	2,191,021	25.61
Class R1	418,017	16,951	24.66
Class R2	185,091	7,420	24.94
Class R3	425,129	16,680	25.49
Class R4	6,535,225	255,113	25.62
Class R5	4,398,715	169,079	26.02

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $27.10 [100 / 94.25 x $25.54]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$3,987,442
Interest	41,900
Dividends from underlying affiliated funds	2,698
Total investment income	$4,032,040
Expenses
Management fee	$1,382,256
Distribution and service fees	730,395
Shareholder servicing costs	218,135
Administrative services fee	33,984
Independent Trustees’ compensation	4,596
Custodian fee	25,979
Shareholder communications	29,697
Audit and tax fees	46,109
Legal fees	2,025
Registration fees	134,638
Miscellaneous	18,377
Total expenses	$2,626,191
Fees paid indirectly	(22)
Reduction of expenses by investment adviser and distributor	(8,229)
Net expenses	$2,617,940
Net investment income	$1,414,100
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$27,753,709
Change in unrealized appreciation (depreciation) on investments	$27,790,616
Net realized and unrealized gain (loss) on investments	$55,544,325
Change in net assets from operations	$56,958,425

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2013	2012
Change in net assets
From operations
Net investment income	$1,414,100	$938,346
Net realized gain (loss) on investments	27,753,709	11,140,575
Net unrealized gain (loss) on investments	27,790,616	9,161,607
Change in net assets from operations	$56,958,425	$21,240,528
Distributions declared to shareholders
From net investment income	$(1,500,015)	$(1,580,018)
Change in net assets from fund share transactions	$81,008,162	$(22,800,355)
Total change in net assets	$136,466,572	$(3,139,845)
Net assets
At beginning of period	149,334,796	152,474,641
At end of period (including undistributed net investment income of $761,168 and $847,083, respectively)	$285,801,368	$149,334,796

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.99	$16.66	$16.01	$12.62	$12.40
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.14	$0.21	$0.08	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	6.58	2.40	0.57	3.34	0.18
Total from investment operations	$6.78	$2.54	$0.78	$3.42	$0.22
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.13)	$(0.03)	$—
Net asset value, end of period (x)	$25.54	$18.99	$16.66	$16.01	$12.62
Total return (%) (r)(s)(t)(x)	36.11	15.50	4.88	27.15	1.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.34	1.32	1.37	1.41
Expenses after expense reductions (f)	1.27	1.34	1.32	1.37	1.39
Net investment income	0.93	0.80	1.23	0.59	0.34
Portfolio turnover	115	123	154	191	211
Net assets at end of period (000 omitted)	$155,571	$87,130	$91,778	$90,409	$137,360

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.38	$16.12	$15.50	$12.28	$12.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.01	$0.08	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	6.37	2.32	0.56	3.24	0.16
Total from investment operations	$6.42	$2.33	$0.64	$3.22	$0.12
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.07)	$(0.02)	$—	$—
Net asset value, end of period (x)	$24.72	$18.38	$16.12	$15.50	$12.28
Total return (%) (r)(s)(t)(x)	35.11	14.56	4.14	26.22	0.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.09	2.07	2.12	2.12
Expenses after expense reductions (f)	2.03	2.09	2.07	2.12	2.10
Net investment income (loss)	0.24	0.05	0.51	(0.16)	(0.39)
Portfolio turnover	115	123	154	191	211
Net assets at end of period (000 omitted)	$12,876	$10,056	$10,419	$11,825	$12,028

Class C	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.40	$16.13	$15.51	$12.29	$12.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.01	$0.08	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	6.38	2.34	0.55	3.24	0.17
Total from investment operations	$6.42	$2.35	$0.63	$3.22	$0.13
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.01)	$—	$—
Net asset value, end of period (x)	$24.74	$18.40	$16.13	$15.51	$12.29
Total return (%) (r)(s)(t)(x)	35.07	14.63	4.09	26.20	1.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.09	2.07	2.12	2.12
Expenses after expense reductions (f)	2.03	2.09	2.07	2.12	2.10
Net investment income (loss)	0.20	0.06	0.49	(0.16)	(0.39)
Portfolio turnover	115	123	154	191	211
Net assets at end of period (000 omitted)	$49,276	$31,014	$32,005	$34,189	$46,261

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2013	2012	2011 (i)
Net asset value, beginning of period	$19.05	$16.72	$17.79
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.17	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	6.61	2.42	(1.12	)(g)
Total from investment operations	$6.84	$2.59	$(1.07)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.26)	$—
Net asset value, end of period (x)	$25.61	$19.05	$16.72
Total return (%) (r)(s)(x)	36.40	15.79	(6.01	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.08	0.99	(a)
Expenses after expense reductions (f)	1.02	1.08	0.99	(a)
Net investment income	1.01	0.97	0.46	(a)
Portfolio turnover	115	123	154
Net assets at end of period (000 omitted)	$56,117	$14,921	$7,440

Class R1	Years ended 10/31
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$18.36		$16.11	$15.51	$12.29	$12.16
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.01	$0.08	$(0.02)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	6.40		2.33	0.55	3.24	0.18
Total from investment operations	$6.40		$2.34	$0.63	$3.22	$0.13
Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.09)	$(0.03)	$—	$—
Net asset value, end of period (x)	$24.66		$18.36	$16.11	$15.51	$12.29
Total return (%) (r)(s)(x)	35.04		14.66	4.08	26.20	1.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02		2.09	2.06	2.12	2.12
Expenses after expense reductions (f)	2.02		2.09	2.06	2.12	2.10
Net investment income (loss)	(0.01)		0.06	0.47	(0.15)	(0.41)
Portfolio turnover	115		123	154	191	211
Net assets at end of period (000 omitted)	$418		$101	$92	$85	$67

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.56	$16.30	$15.67	$12.38	$12.19
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.10	$0.16	$0.05	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	6.42	2.34	0.57	3.27	0.18
Total from investment operations	$6.57	$2.44	$0.73	$3.32	$0.19
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.10)	$(0.03)	$—
Net asset value, end of period (x)	$24.94	$18.56	$16.30	$15.67	$12.38
Total return (%) (r)(s)(x)	35.75	15.16	4.67	26.82	1.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.59	1.56	1.62	1.62
Expenses after expense reductions (f)	1.53	1.59	1.56	1.62	1.60
Net investment income	0.71	0.55	0.94	0.35	0.08
Portfolio turnover	115	123	154	191	211
Net assets at end of period (000 omitted)	$185	$117	$99	$86	$68

Class R3	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.96	$16.65	$15.99	$12.63	$12.41
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.14	$0.20	$0.08	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	6.60	2.39	0.60	3.33	0.18
Total from investment operations	$6.76	$2.53	$0.80	$3.41	$0.22
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.22)	$(0.14)	$(0.05)	$—
Net asset value, end of period (x)	$25.49	$18.96	$16.65	$15.99	$12.63
Total return (%) (r)(s)(x)	36.09	15.44	4.98	27.11	1.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.34	1.31	1.37	1.37
Expenses after expense reductions (f)	1.27	1.34	1.31	1.37	1.35
Net investment income	0.69	0.80	1.20	0.60	0.33
Portfolio turnover	115	123	154	191	211
Net assets at end of period (000 omitted)	$425	$120	$102	$86	$68

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.05	$16.73	$16.07	$12.68	$12.43
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.18	$0.25	$0.10	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	6.58	2.40	0.58	3.37	0.18
Total from investment operations	$6.85	$2.58	$0.83	$3.47	$0.25
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.26)	$(0.17)	$(0.08)	$—
Net asset value, end of period (x)	$25.62	$19.05	$16.73	$16.07	$12.68
Total return (%) (r)(s)(x)	36.45	15.72	5.18	27.52	2.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.09	1.07	1.10	1.12
Expenses after expense reductions (f)	1.03	1.09	1.07	1.10	1.11
Net investment income	1.23	1.04	1.48	0.73	0.57
Portfolio turnover	115	123	154	191	211
Net assets at end of period (000 omitted)	$6,535	$5,764	$4,985	$4,886	$1,258

Class R5 (y)	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.07	$16.70	$16.04	$12.67	$12.42
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.21	$0.23	$0.10	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	6.78	2.37	0.59	3.35	0.20
Total from investment operations	$6.97	$2.58	$0.82	$3.45	$0.25
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.21)	$(0.16)	$(0.08)	$—
Net asset value, end of period (x)	$26.02	$19.07	$16.70	$16.04	$12.67
Total return (%) (r)(s)(x)	36.60	15.68	5.10	27.34	2.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	1.22	1.16	1.22	1.20
Expenses after expense reductions (f)	0.92	1.22	1.16	1.22	1.19
Net investment income	0.79	1.19	1.32	0.72	0.36
Portfolio turnover	115	123	154	191	211
Net assets at end of period (000 omitted)	$4,399	$110	$5,556	$13,324	$15,824

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, February 28, 2011, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Equity Opportunities Fund (the fund) is a series of MFS Series Trust XII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$280,479,749	$—	$—	$280,479,749
Mutual Funds	6,924,094	—	—	6,924,094
Total Investments	$287,403,843	$—	$—	$287,403,843

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended October 31, 2013, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/13	10/31/12
Ordinary income (including any short-term capital gains)	$1,500,015	$1,580,018

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/13
Cost of investments	$247,161,971
Gross appreciation	44,057,434
Gross depreciation	(3,815,562)
Net unrealized appreciation (depreciation)	$40,241,872
Undistributed ordinary income	761,168
Capital loss carryforwards	(79,228,591)

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

10/31/16	$(5,917,714)
10/31/17	(73,310,877)
Total	$(79,228,591)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/13	Year ended 10/31/12
Class A	$1,024,507	$1,139,585
Class B	44,661	46,998
Class C	136,433	146,868
Class I	206,048	99,978
Class R1	547	532
Class R2	1,199	1,072
Class R3	1,473	1,334
Class R4	85,018	76,563
Class R5 (formerly Class W)	129	67,088
Total	$1,500,015	$1,580,018

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

Notes to Financial Statements – continued

3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Next $2.5 billion of average daily net assets	0.60%
Average daily net assets in excess of $5 billion	0.50%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through October 31, 2013, this management fee reduction amounted to $1,106, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.09%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2015. For the year ended October 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $70,969 for the year ended October 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$266,505
Class B	0.75%	0.25%	1.00%	1.00%	109,308
Class C	0.75%	0.25%	1.00%	1.00%	351,219
Class R1	0.75%	0.25%	1.00%	1.00%	1,990
Class R2	0.25%	0.25%	0.50%	0.50%	708
Class R3	—	0.25%	0.25%	0.25%	665
Total Distribution and Service Fees					$730,395

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period January 1, 2013 through October 31, 2013, this rebate amounted to $6,626 and $51 for Class A and Class C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2013, were as follows:

Amount
Class A	$5,678
Class B	16,232
Class C	1,552

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2013, the fee was $49,134, which equated to 0.0267% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $169,001.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.0184% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,092 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $446, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 5,770 shares of Class R5 for an aggregate amount of $100,000.

At October 31, 2013, MFS held 76% of the outstanding shares of Class R2.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $287,367,860 and $210,858,318, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,464,026	$57,129,805	852,116	$15,141,159
Class B	79,717	1,775,628	37,749	650,828
Class C	621,539	14,302,700	111,348	1,912,365
Class I	1,774,358	42,333,678	701,692	12,843,723
Class R1	11,658	263,970	12	214
Class R2	1,489	33,539	194	3,351
Class R3	10,258	218,285	142	2,497
Class R4	127,689	2,886,919	54,995	1,004,511
Class R5 (formerly Class W)	163,302	3,956,802	18,578	323,165
	5,254,036	$122,901,326	1,776,826	$31,881,813

Shares issued to shareholders in reinvestment of distributions
Class A	49,418	$932,044	64,688	$1,023,368
Class B	2,101	38,609	2,496	38,490
Class C	5,564	102,319	6,809	105,065
Class I	7,833	147,804	317	5,027
Class R1	30	547	35	532
Class R2	65	1,199	69	1,072
Class R3	78	1,473	84	1,334
Class R4	4,503	85,018	4,834	76,563
Class R5 (formerly Class W)	7	129	4,005	63,519
	69,599	$1,309,142	83,337	$1,314,970

Shares reacquired
Class A	(1,009,766)	$(21,799,108)	(1,835,646)	$(32,762,705)
Class B	(107,920)	(2,253,517)	(139,586)	(2,393,855)
Class C	(320,913)	(6,664,189)	(416,153)	(7,165,752)
Class I	(374,529)	(8,200,802)	(363,605)	(6,420,118)
Class R1	(240)	(5,702)	(236)	(4,110)
Class R2	(460)	(9,960)	(18)	(330)
Class R3	(1)	(24)	—	—
Class R4	(179,640)	(4,269,004)	(55,268)	(1,000,788)
Class R5 (formerly Class W)	—	—	(349,514)	(6,249,480)
	(1,993,469)	$(43,202,306)	(3,160,026)	$(55,997,138)

Notes to Financial Statements – continued

	Year ended 10/31/13		Year ended 10/31/12
	Shares	Amount	Shares	Amount
Net change
Class A	1,503,678	$36,262,741	(918,842)	$(16,598,178)
Class B	(26,102)	(439,280)	(99,341)	(1,704,537)
Class C	306,190	7,740,830	(297,996)	(5,148,322)
Class I	1,407,662	34,280,680	338,404	6,428,632
Class R1	11,448	258,815	(189)	(3,364)
Class R2	1,094	24,778	245	4,093
Class R3	10,335	219,734	226	3,831
Class R4	(47,448)	(1,297,067)	4,561	80,286
Class R5 (formerly Class W)	163,309	3,956,931	(326,931)	(5,862,796)
	3,330,166	$81,008,162	(1,299,863)	$(22,800,355)

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2013, the fund’s commitment fee and interest expense were $818 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	807,942	71,737,577	(65,621,425)	6,924,094

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,698	$6,924,094

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XII and Shareholders of MFS Equity Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Equity Opportunities Fund (one of the portfolios comprising the MFS Series Trust XII), (the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Equity Opportunities Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Matthew Krummell

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Effective February 1, 2010, the Board of Trustees terminated the Fund’s subadvisory investment management agreement among MFS Series Trust XII, on behalf of the Fund, MFS and Valley Forge Capital Advisors, Inc., and MFS assumed responsibility for day-to-day management of the Fund.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2012, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2012, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion and $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending,

Board Review of Investment Advisory Agreement – continued

and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2013 and 2012, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Equity Opportunities Fund	35,637	34,954

For the fiscal years ended October 31, 2013 and 2012, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS Equity Opportunities Fund	0	0	7,860	7,790	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Equity Opportunities Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012
Fees Billed by E&Y:
To MFS Equity Opportunities Fund, MFS and MFS Related Entities#	65,860	47,790

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XII

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: December 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: December 16, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2013

*	Print name and title of each signing officer under his or her signature.